                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999

I.    RECONCILIATION OF COLLECTION ACCOUNT:
 End of Period Collection Account Balance as of Prior Payment Date:                                                      804,691.33
 Available Funds:
    Contract Payments due and received in this period                                                                  4,156,997.25
    Contract Payments due in prior period(s) and received in this period                                                 598,096.63
    Contract Payments received in this period for next period                                                            307,070.90
    Sales, Use and Property Tax payments received                                                                        119,885.97
    Prepayment Amounts related to early termination in this period                                                       415,157.67
    Servicer Advance                                                                                                     705,523.87
    Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
    Transfer from Reserve Account                                                                                          5,343.97
    Interest earned on Collection Account                                                                                  9,026.93
    Interest earned on Affiliated Account                                                                                  3,565.99
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
    < Predecessor contract)                                                                                                    0.00
    Amounts paid under insurance policies                                                                                      0.00
    Maintenance, Late Charges and any other amounts                                                                      105,688.64

                                                                                                                      -------------
 Total Available Funds                                                                                                 7,231,049.15
 Less: Amounts to be Retained in Collection Account                                                                      895,406.58
                                                                                                                      -------------
 AMOUNT TO BE DISTRIBUTED                                                                                              6,335,642.57
                                                                                                                      =============




 DISTRIBUTION OF FUNDS:
           1.     To Trustee -  Fees                                                                                           0.00
           2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             598,096.63
           3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)                 0.00
                         a) Class A1 Principal and Interest                                                            3,956,952.83
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                          549,900.00
                         a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                   182,832.00
                         b) Class B Principal and Interest                                                               108,312.86
                         c) Class C Principal and  Interest                                                              123,654.27
                         d) Class D Principal and Interest                                                               127,828.58
                         e) Class E Principal and Interest                                                               136,136.29
                                                                                                                               0.00
           4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
           5.     To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   64,930.16
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 162,642.15
                         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)        5,343.97
           6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             238,167.53
           7.     To Servicer, Servicing Fee and other Servicing Compensations                                            81,845.30
                                                                                                                      -------------
 TOTAL FUNDS DISTRIBUTED                                                                                               6,336,642.57
                                                                                                                     ==============

                                                                                                                      -------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              894,406.58
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,182,541.24
            - Add Investment Earnings                                                                                      5,343.97
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                     5,343.97
                                                                                                                      -------------
End of period balance                                                                                                 $2,182,541.24
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,182,541.24
                                                                                                                     ==============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 11, 1999

III.   Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                          Pool A                    141,234,176.64
                          Pool B                     49,737,823.36
                                                   ----------------
                                                                           190,972,000.00

Class A Overdue Interest, if any                              0.00
Class A Monthly Interest - Pool A                       661,680.29
Class A Monthly Interest - Pool B                       233,021.06

Class A Overdue Principal, if any                             0.00
Class A Monthly Principal - Pool A                    1,840,790.25
Class A Monthly Principal - Pool B                    1,954,193.23
                                                   ----------------
                                                                             3,794,983.48
Ending Principal Balance of the Class A Notes
                          Pool A                    139,393,386.39
                          Pool B                     47,783,630.13
                                                   ----------------        ---------------
                                                                           187,177,016.52
                                                                           ===============

----------------------------------------------------------------------------------------------------
Interest Paid Per        $1,000         Principal Paid Per       $1,000             Ending Principal
Original Face      $190,972,000         Original Face      $190,972,000              Balance Factor
                   $   4.684987                             $ 19.871937               98.012806%
----------------------------------------------------------------------------------------------------


IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                          Class A1                                  35,882,000.00
                          Class A2                                 117,000,000.00
                          Class A3                                  38,090,000.00
                                                                   ---------------
                                                                                           190,972,000.00
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)            161,969.35
                          Class A2                                     549,900.00
                          Class A3                                     182,832.00

Class A Monthly Principal
                          Class A1                                   3,794,983.48
                          Class A2                                           0.00
                          Class A3                                           0.00
                                                                   ---------------
                                                                                             3,794,983.48
Ending Principal Balance of the Class A2 Notes
                          Class A1                                  32,087,016.52
                          Class A2                                 117,000,000.00
                          Class A3                                  38,090,000.00
                                                                   ---------------        ---------------
                                                                                           187,177,016.52
                                                                                          ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999

          V.   Class B Note Principal Balance

                   Beginning Principal Balance of the Class B Notes
                                                   Pool A                      3,228,154.81
                                                   Pool B                      1,136,845.19
                                                                            ----------------
                                                                                                    4,365,000.00

                   Class B Overdue Interest, if any                                    0.00
                   Class B Monthly Interest - Pool A                              15,952.47
                   Class B Monthly Interest - Pool B                               5,617.91
                   Class B Overdue Principal, if any                                   0.00
                   Class B Monthly Principal - Pool A                             42,075.21
                   Class B Monthly Principal - Pool B                             44,667.27
                                                                            ----------------
                                                                                                       86,742.48
                   Ending Principal Balance of the Class B Notes
                                                   Pool A                      3,186,079.60
                                                   Pool B                      1,092,177.92
                                                                            ----------------
                                                                                                    -------------
                                                                                                    4,278,257.52
                                                                                                    =============

                   --------------------------------------------------------------------------------------------------

                   Interest Paid Per        $1,000         Principal Paid Per       $1,000           Ending Principal
                   Original Face        $4,365,000         Original Face        $4,365,000            Balance Factor
                                        $ 4.941668                             $ 19.872275              98.012773%
                   --------------------------------------------------------------------------------------------------

          VI.   Class C Note Principal Balance
                   Beginning Principal Balance of the Class C Notes
                                                   Pool A                                     3,631,918.22
                                                   Pool B                                     1,279,036.78
                                                                                              ------------
                                                                                                               4,910,955.00

                   Class C Overdue Interest, if any                                                   0.00
                   Class C Monthly Interest - Pool A                                             19,279.43
                   Class C Monthly Interest - Pool B                                              6,789.55
                   Class C Overdue Principal, if any                                                  0.00
                   Class C Monthly Principal - Pool A                                            47,334.61
                   Class C Monthly Principal - Pool B                                            50,250.68
                                                                                              ------------
                                                                                                                  97,585.29
                   Ending Principal Balance of the Class C Notes
                                                   Pool A                                     3,584,583.61
                                                   Pool B                                     1,228,786.10
                                                                                              ------------
                                                                                                               -------------
                                                                                                                4,813,369.71
                                                                                                               =============

                   ------------------------------------------------------------------------------------------------
                   Interest Paid Per        $1,000           Principal Paid Per      $1,000        Ending Principal
                   Original Face        $4,910,955           Original Face       $4,910,955         Balance Factor
                                        $ 5.308332                              $ 19.870940           98.012906%
                   ------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999


VII.   Class D Note Principal Balance

           Beginning Principal Balance of the Class D Notes
                                          Pool A             3,631,918.22
                                          Pool B             1,279,036.78
                                                             -------------
                                                                                   4,910,955.00

           Class D Overdue Interest, if any                          0.00
           Class D Monthly Interest - Pool A                    22,366.56
           Class D Monthly Interest - Pool B                     7,876.73
           Class D Overdue Principal, if any                         0.00
           Class D Monthly Principal - Pool A                   47,334.61
           Class D Monthly Principal - Pool B                   50,250.68
                                                             -------------
                                                                                      97,585.29
           Ending Principal Balance of the Class D Notes
                                          Pool A             3,584,583.61
                                          Pool B             1,228,786.10
                                                             -------------
                                                                                ---------------
                                                                                   4,813,369.71
                                                                                ===============



           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per       $1,000            Principal Paid Per           $1,000              Ending Principal
           Original Face       $4,910,955            Original Face            $4,910,955               Balance Factor
                               $ 6.158332                                    $ 19.870940                98.012906%
           -----------------------------------------------------------------------------------------------------------


VIII.   Class E Note Principal Balance
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                  3,631,918.22
                                          Pool B                                  1,279,036.78
                                                                                ---------------
                                                                                                       4,910,955.00

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         28,510.56
           Class E Monthly Interest - Pool B                                         10,040.44
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                        47,334.61
           Class E Monthly Principal - Pool B                                        50,250.68
                                                                                ---------------
                                                                                                          97,585.29
           Ending Principal Balance of the Class E Notes
                                          Pool A                                  3,584,583.61
                                          Pool B                                  1,228,786.10
                                                                                ---------------
                                                                                                       -------------
                                                                                                       4,813,369.71
                                                                                                       =============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per     $1,000                 Principal Paid Per  $    1,000               Ending Principal
           Original Face     $4,910,955                 Original Face       $4,910,955                Balance Factor
                             $ 7.850001                                     $19.870940                  98.012906%
           ---------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999

          IX.   Issuers Residual Principal Balance

                   Beginning Residual Principal Balance
                                                   Pool A                                6,052,704.15
                                                   Pool B                                2,131,554.39
                                                                                         -------------
                                                                                                                     8,184,258.54

                   Residual Interest - Pool A                                               44,229.87
                   Residual Interest - Pool B                                               20,700.29
                   Residual Principal - Pool A                                              78,891.01
                   Residual Principal - Pool B                                              83,751.14
                                                                                         -------------
                                                                                                                       162,642.15
                   Ending Residual Principal Balance
                                                   Pool A                                5,973,813.14
                                                   Pool B                                2,047,803.25
                                                                                         -------------              -------------
                                                                                                                     8,021,616.39
                                                                                                                    =============


          X.   Payment to Servicer

                    - Collection period Servicer Fee                                                                    81,845.30
                    - Servicer Advances reimbursement                                                                  598,096.63
                    - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                  238,167.53
                                                                                                                    -------------
                   Total amounts due to Servicer                                                                       918,109.46
                                                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999

 XI.   Aggregate Discounted Contract Balance

 Pool A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                161,410,790.25

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,103,760.27
                                                                                                                    ---------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   159,307,029.98
                                                                                                                    ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           2,032,946.07

            - Principal portion of Prepayment Amounts                                                    70,814.20

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                            Total Decline in Aggregate Discounted Contract Balance    2,103,760.27
                                                                                                      ============


 Pool B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  56,843,333.29

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,233,363.83

                                                                                                                     --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     54,609,969.46
                                                                                                                      =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                           1,848,347.27

           - Principal portion of Prepayment Amounts                                                   385,016.56

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                     0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                          0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                   0.00

                                                                                                     ------------
                                           Total Decline in Aggregate Discounted Contract Balance    2,233,363.83
                                                                                                     ============

                                                                                                                    ---------------
 Aggregate Discounted Contract Balance at the end of the related Collection Period                                   213,916,999.44
                                                                                                                    ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

             Pool A                                                                                                  Predecessor
                                                                                    Discounted          Predecessor  Discounted
             Lease #               Lessee Name                                      Present Value       Lease #      Present Value
             -------               -----------                                      -------------       -------      -------------

                                   NONE











                                                                                   --------------------              --------------
                                                                       Totals:                    $0.00                       $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.0
             b) ADCB OF POOL A AT CLOSING DATE                                                                       $161,410,790.2
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

Change in any of the above detail during the related Collection Period                             YES                     NO     X
                                                                                              ------------                       ---


             Pool A                                                                                                  Predecessor
                                                                                    Discounted          Predecessor  Discounted
             Lease #               Lessee Name                                      Present Value       Lease #      Present Value
             -------               -----------                                      -------------       -------      -------------

                                   NONE








                                                                                    ------------                      -------------
                                                                        Totals:            $0.00                              $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                                $56,843,333.29
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
        RATING AGENCY APPROVES)                                                                                                0.00%
 *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
    THE SERVICER HAS FAILED
    TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                        $0.00

Change in any of the above detail during the related Collection Period                             YES                     NO     X
                                                                                              ------------                       ---

               DVI BUSINESS TRUST 1998-2 DVI BUSINESS TRUST 1998-2
                         SERVICER REPORT SERVICER REPORT
   FOR THE PAYMENT DATE JANUARY 11, 1999 FOR THE PAYMENT DATE JANUARY 11, 1999


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

              Pool A - Non-Performing                                                                    Predecessor
                                                           Discounted             Predecessor            Discounted
              Lease #          Lessee Name                 Present Value          Lease #                Present Value
              ----------------------------------------------------------          -----------            ----------------
                               None

                                                            ------------                                 ----------------
                                              Totals:             $0.00                                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                          $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                $0.00

Change in any of the above detail during the related Collection Period                           YES            NO     X
                                                                                             ------------     -----------


              Pool B - General Contract Substitution Rights                                           Predecessor
                                                                    Discounted      Predecessor       Discounted
              Lease #          Lessee Name                          Present Value   Lease #           Present Value
              -------          -----------                          -------------   -------           -------------

                               None









                                                                    ------------                      ----------------
                                                           Totals:         $0.00                                $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL
     CONTRACTS SUBSTITUTED                                                                                      $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                    $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

*    ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
     (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
     OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                       $0.00

Change in any of the above detail during the related Collection Period       YES                        NO          X
                                                                         ------------                  ---------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 1999

XV. Pool Performance Measurements

  1.                                                Aggregate Discounted Contract Balance

               Contracts Delinquent > 90 days                                    Total Outstanding Contracts
               This Month                                 235,927.11             This Month                      213,916,999.44
               1 Month Prior                                    0.00             1 Month Prior                   218,254,123.54
               2 Months Prior                                   0.00             2 Months Prior                            0.00

               Total                                      235,927.11             Total                           432,171,122.98

               a) 3 Month Average                          78,642.37             b) 3 Month Average              144,057,040.99

               c) a/b                                          0.05%


  2.           Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                             Yes          No    X
                                                                                                                 ---------   ------

  3.           Restricting Event Check

               A. A Delinquency Condition exists for current period?                                         Yes          No   X
                                                                                                                 ---------   ------
               B. An Indenture Event of Default has occurred and is then continuing?                         Yes          No   X
                                                                                                                 ---------   ------

  4.           Has a Servicer Event of Default occurred?                                                     Yes          No   X
                                                                                                                 ---------   ------


  5.           Amortization Event Check

               A. Is 1c  > 8% ?                                                                              Yes          No   X
                                                                                                                 ---------   ------
               B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                    not remedied within 90 days?                                                             Yes          No   X
                                                                                                                 ---------   ------
               C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                    exceeds 6% of the ADCB on the Closing Date?                                              Yes          No   X
                                                                                                                 ---------   ------
  6.           Aggregate Discounted Contract Balance at Closing Date                                        Balance $218,254,123.54
                                                                                                                    ---------------



               DELINQUENT LEASE SUMMARY

                     Days Past Due               Current Pool Balance                   # Leases

                           31 - 60                       9,252,287.13                        226
                           61 - 90                       2,206,189.56                         51
                          91 - 180                         235,927.11                         27

               Approved By:
               Lisa J. Cruikshank
               Vice President